Exhibit 10.38

November 2, 2007

United Natural Foods, Inc.
260 Lake Road
Dayville, CT 06241

Albert’s Organics, Inc.
3268 East Vernon Avenue
Vernon, CA  90058

Attention:  Mark Shamber, C.F.O.

RE:  Sixth Amendment to Term Loan Agreement

Dear Mr. Shamber:

Reference is made to that certain Term Loan Agreement dated as of April 28, 2003 as amended (the “Loan Agreement”) among United Natural Foods, Inc. (“UNFI”), Stow Mills, Inc. (“SMI”), United Natural Foods Pennsylvania, Inc. (“UNFPA”) and Albert’s Organics, Inc. (“AOI”) and Fleet Capital Corporation (predecessor-in-interest to Bank of America, N.A.) (the “Lender”).  SMI and UNFPA were merged with and into UNFI, with UNFI continuing as the surviving entity.  As used herein the term “Borrowers” shall mean, collectively, UNFI and AOI.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.  This Sixth Amendment to Term Loan Agreement shall be referred to as the “Sixth Amendment”.

The Borrowers have requested that the Lender agree to amend the Loan Agreement in connection with certain amendments to the Working Capital Facility.

1.           Amendment to the Loan Agreement.  Subject to the terms and conditions of this Sixth Amendment, Borrowers and Lender agree that the Loan Agreement shall be amended as follows:

a.           The definition of “Working Capital Facility” in Appendix A to the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Working Capital Facility – the $270,000,000.00 working capital line of credit evidenced by that certain Loan and Security Agreement dated August 31, 2001, as amended from time to time, by and among the UNFI, United Natural Foods West, Inc., Springfield Development, LLC, United Natural Trading Co., Natural Retail Group, Inc., AOI and Lender as Agent for itself and the other lenders party thereto and the lenders party thereto, which $270,000,000.00 working capital line of credit shall be reduced automatically to $250,000,000.00 on December 14, 2007.”

       2.           Representations and Warranties.  The Borrowers hereby represent and warrant as follows:

a.           Power, Authority, Etc.  The Borrowers have the power and authority for the making and performing of this Sixth Amendment to Loan Agreement.  This Sixth Amendment to Loan Agreement has been duly executed and delivered by or on behalf of the Borrowers pursuant to authority legally adequate therefor, and this Sixth Amendment to Loan Agreement is in full force and effect and is a legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

b.           Incorporation of Representations and Warranties.  The representations and warranties of the Borrowers contained in the Loan Agreement, except for any changes resulting only from the passage of time and which do not otherwise constitute a Default or Event of Default hereunder, are true and correct on and as of the date hereof as though made on and as of the date hereof and such representations and warranties are hereto incorporated in this Sixth Amendment to Loan Agreement as though fully set forth herein.

3.           Miscellaneous.

a.           Counterparts.  This Sixth Amendment to Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Sixth Amendment to Loan Agreement by signing any such counterpart.

b.           Force and Effect.  The Loan Agreement and each other Loan Document, as amended by this Sixth Amendment, are hereby ratified, confirmed and approved, and shall continue in full force or effect.

c.           Loan Document.  This Sixth Amendment to Loan Agreement and all other documents executed in connection herewith are “Loan Documents” as such term is defined in the Loan Agreement.  This Sixth Amendment shall be governed by the laws of the State of Connecticut.  This Sixth Amendment to Loan Agreement and the other documents executed and delivered in connection herewith set forth the entire agreement of the parties with respect to the subject matter thereof and supersede any prior agreement and contemporaneous oral agreements of the parties concerning their subject matter.

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Signature Page to Sixth Amendment to Loan Agreement

IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Loan Agreement as of the date first above written.

BORROWERS:	UNITED NATURAL FOODS, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber Title: Vice President, CFO and Treasurer

ALBERT’S ORGANICS, INC.

By: /s/ Mark E. Shamber
Name: Mark Shamber Title: Vice President, Secretary and Treasurer

LENDER:	BANK OF AMERICA, N.A.

By: /s/ Edgar Ezerins
Name: Edgar Ezerins Title: Senior Vice President

RATIFICATION OF GUARANTY AGREEMENT

The undersigned Guarantors acknowledge receipt of the foregoing Sixth Amendment to Term Loan Agreement (the “Sixth Amendment”) and hereby (a) accept and agree to the terms and provisions of the Sixth Amendment and (b) ratify, confirm, and approve all of the terms and conditions of each of the Guaranty Agreements.

IN WITNESS WHEREOF, the parties have executed this Ratification of Guaranty Agreement on this ___ day of November, 2007.

NATURAL RETAIL GROUP, INC.

By: /s/ Mark E. Shamber________
Name: Mark Shamber Title: Vice President, Secretary and Treasurer
UNITED NATURAL FOODS WEST, INC.

By: /s/ Mark E. Shamber________
Name: Mark Shamber Title: Vice President, Secretary and Treasurer
UNITED NATURAL TRADING CO.

By: /s/ Mark E. Shamber________
Name: Mark Shamber Title: Vice President, Secretary and Treasurer
SPRINGFIELD DEVELOPMENT, LLC

By: /s/ Mark E. Shamber________
Name: Mark Shamber Title: Vice President, Secretary and Treasurer